                                                                   EXHIBIT 10.31

                     TECHNICAL SUPPORT SERVICES AGREEMENT


     This Technical Support Services Agreement dated this first day of May, 1995 is entered into by and between Alan King and Company, Inc., a California Corporation ("LICENSOR") and Pan American Savings Bank, a federal savings bank ("LICENSEE").

     This Technical Support Services Agreement, including any Addendum, any referenced exhibits, and any other signed amendments or agreements (collectively the "Agreement"), constitute the entire agreement between the parties relating to the subject matter herein. Any statements or promises made between the parties which are not contained herein or not contained in a related agreement as referenced herein regarding the subject matter hereof shall not be binding.

     The parties hereto shall concurrently herewith enter into that certain agreement entitled the License Agreement (the "License Agreement"). This Technical Support Services Agreement is made part of and shall be subject to the terms and conditions found in the License Agreement, the terms of which are supplemented as stipulated hereunder.

     Any disputes not resolvable between LICENSOR and LICENSEE will be settled by an arbitrator agreeable by both LICENSOR and LICENSEE, under the rules of the American Arbitration Association then in effect.


     1.  RECITALS

     WHEREAS, LICENSOR is engaged in the business of developing, licensing, installing and servicing the proprietary software known as SBO 90 Master Servicing Software ("Program");

     WHEREAS, LICENSEE has licensed such Program under the License Agreement, and desires to obtain maintenance services ("Services") as defined more fully hereunder;

     WHEREAS, LICENSOR desires to provide such Services to LICENSEE;

     NOW, THEREFORE, for the reasons set forth above, and in consideration of the mutual promises and agreements hereinafter set forth, LICENSOR and LICENSEE hereby agree as follows:

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     2.  SERVICES

     LICENSOR agrees to provide to LICENSEE, at no additional cost or expense to LICENSEE, maintenance and enhancements for the Program, and other such maintenance Services as follows:

A. Correct, in a prompt, efficient, and businesslike manner pursuant to the standards set forth in the attached EXHIBIT A, which is attached hereto and
                                         ------- -
     incorporated herein by this reference, any and all errors, defects, and malfunctions in the Program discovered by or brought to the attention of LICENSOR. Such errors, defects, or malfunctions shall include but shall not be limited to any failure of code to operate successfully.

B. Provide reasonable telephone support during LICENSORS'S regular business hours of 9 am to 5 pm Pacific Standard Time, Monday through Friday except holidays.

C. Provide for all enhancements, modifications or fixes, at no additional expense, that would apply to the Program product as provided to LICENSOR'S regular customer base and to satisfy all legal and regulatory requirements. LICENSEE specific enhancements will be completed at a mutually agreed upon price quoted in advance by LICENSOR upon LICENSEE'S request for such enhancements. All LICENSEE specific enhancements must be compatible with and must allow for all future enhancements, modifications, and fixes normally provided by LICENSOR to it's regular customer base, without additional expense to LICENSEE.


     3.   ACCEPTANCE

     This Agreement shall be binding on both parties upon authorized signatures hereto.


     4.   TERM AND TERMINATION

     This Agreement shall be coterminous with the term of the License Agreement, and in accordance with the terms of the License Agreement.


     5.  PREVENTIVE MAINTENANCE

     LICENSOR may perform at its discretion, and if pre authorized by LICENSEE upon reasonable notice to LICENSEE, inspection and

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     preventative maintenance visits during LICENSEE'S normal working hours or during off hours as agreed upon by both parties.


     6.  ASSIGNED EMPLOYEES

     LICENSEE, without stating cause therefore, may direct LICENSOR to remove from assignment to LICENSEE'S account a LICENSOR employee assigned to perform Services under this Agreement. In the event of such removal, LICENSOR shall replace, in a timely manner, the individual removed with another qualified LICENSOR employee. LICENSOR'S employees assigned to provide Services under the Agreement shall, at all times, remain under the exclusive direction and control of LICENSEE for any purpose whatsoever. LICENSOR, shall be solely responsible for the payment of each employee's entire compensation including employment taxes, workmen's compensation and any similar taxes or other costs payable in connection with such person's employment. LICENSOR is and shall be deemed for all purposes an independent contractor, and not an agent of LICENSEE. For the purposes of this provision, employees include subcontractors.


     ACCEPTED:



     Alan King and Company, Inc.             Pan American Savings Bank.



     BY: /s/ ALAN KING                       BY: /s/ ROBERT WILSON
        ----------------------                  ------------------------

     PRINTED NAME:  Alan King                PRINTED NAME: Robert Wilson
                                                          --------------

     TITLE:  President                       TITLE: E.V.P.
                                                   ---------------------

     DATE: 5/1/95                            DATE: 4/13/95
          --------------------                    ----------------------

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                                   EXHIBIT A
                  TO THE TECHNICAL SUPPORT SERVICES AGREEMENT


     ERROR CORRECTION STANDARDS
     --------------------------

     Errors, defects, and malfunctions in SBO 90 Code shall be classified by LICENSEE at its sole discretion in accordance to the following table, and the classification shall determine the type of required response by
     LICENSOR:


     CLASSIFICATION                      CRITERIA
     --------------                      --------

A. Severe Impact: errors which disable major functions and management reporting from being performed in a timely and accurate manner.

B.   Degraded Operations:  errors disabling only certain nonessential functions.

C.   Minimal Impact:  all other errors.


     Upon learning of the error, defect or malfunction, LICENSOR shall take corrective actions to remedy the error, defect, or malfunction within the following time schedule:


     CLASSIFICATION                      LICENSOR'S REMEDY
     --------------                      -----------------


               1ST LEVEL   2ND LEVEL         FINAL LEVEL
               ---------   ---------         -----------

        A      8 hours*    Constant effort   Within 3 days
                           until relief
                           provided

        B      24 hours*   12 days           30 days**

        C      5 days------------------------45-days**

   * If discovered during the hours of 9:00 a.m. - 5:00 p.m. Pacific Standard Time, otherwise, time commences next business day.

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  ** The time period indicated or as mutually agreed to by the parties.  The required LICENSOR remedies for each error classification at each level specified above shall require that LICENSOR perform the following within the period of time shown above:

     REMEDY LEVEL
     ------------

     1ST LEVEL      Acknowledgment of receipt of error report and begin
                    corrective action.

     2ND LEVEL      Patch, work around, or temporary fix, update release.

     FINAL LEVEL    Official fix, update, or major release. LICENSOR shall
                    conduct tests and performance measurements acceptable to LICENSEE to sufficiently demonstrate that LICENSOR has remedied each error reported to it and that with such modifications the error, defect, or malfunction of SBO 90 has been corrected. The results of such tests and performance standards shall be delivered to LICENSEE.

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